UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2022

INMED PHARMACEUTICALS INC.

(Exact Name of Company as Specified in Charter)

British Columbia	001-39685	98-1428279
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

InMed Pharmaceuticals Inc.
Suite 310 - 815 W. Hastings Street,
Vancouver, B.C.
Canada	V6C 1B4
(Address of Principal Executive Offices)	(Zip Code)

Company’s telephone number, including area code: (604) 669-7207

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	INM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 17, 2022, InMed Pharmaceuticals Inc. (the “Company”) issued a press release to announce its Chief Financial Officer, Mr. Bruce Colwill, will be retiring and will be stepping down from his position at the Company effective March 31, 2022. Mr. Colwill will continue to serve as an advisor through June 30, 2022 to facilitate a smooth transition.

The Company appointed Ms. Brenda Edwards as Interim Chief Financial Officer of the Company effective April 1, 2022. The Company has initiated a search for a full time replacement for a permanent Chief Financial Officer.

Ms. Edwards brings over 35 years of experience to the Company including over 20 years as a Chief Financial Officer of both private and public companies. Her experience includes merger and acquisitions, financings, managing high growth situations and financial reporting. She is a member of both the American Institute of CPAs and the Chartered Professional Accountants of Canada. From 2019 to present, M. Edwards has been an independent consultant to a number of private companies across various industries. From 2018 to 2019, she was the Chief Financial Officer of Ames Tile & Stone Ltd. From 2015 to 2019, Ms. Edwards was the Chief Financial Officer for three related private companies: Nimbyx Ltd., Evident Inc. and Frontier Group of Companies. Additional relevant experience includes as Chief Financial Officer of TSX-V listed DTI Technologies Inc. from 2003 until 2009, including through its acquition by a private equity group. The Company engages Ms. Edwards through a placement agent whereby the Company pays the placement agency an hourly rate of CAD$210 for the services of Ms. Edwards.

Item 7.01	Regulation FD Disclosure.

On March 17, 2022, the Company issued a press release announcing Mr. Colwill’s retirement and Ms. Edwards’ appointment. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information set forth in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

The following exhibit shall be deemed to be furnished, and not filed:

Exhibit No.	Description

99.1	Press Release, dated March 17, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INMED PHARMACEUTICALS INC.

Date: March 18, 2022	By:	/s/ Eric A. Adams
Eric A. Adams
President and Chief Executive Officer

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